Exhibit 99.1

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Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Investor and Analyst Meeting  November 4, 2014    Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Forward-Looking Statements   2  Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the “Act”): Some of the information included herein includes forward-looking  statements intended to qualify for the safe harbor from liability established by the Act. Whenever used, words such as “anticipate,” “estimate,” “expect,” “project,”  “intend,” “plan,” “believe,” “target,” “may,” “could,” “outlook” and other terms of similar meaning are intended to identify such forward-looking statements.  Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that  could cause actual results to differ materially from those expressed in, or implied from, such forward-looking statements. The company undertakes no obligation to  update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward- looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the company’s historical experience and  our present expectations or projections. These risks and uncertainties include, but are not limited to:  The forward-looking statements in this presentation are made as of the date hereof and the company undertakes no obligation to update any forward-looking  statements, whether as a result of new information, future events or otherwise. In addition, forward-looking statements are subject to certain risks and  uncertainties that could cause actual results to differ materially from the company’s historical experience and our present expectations or projections. These  risks and uncertainties include, but are not limited to, those described in the Exelis Inc. Form 10-K for the fiscal year ended December 31, 2013, and those  described from time to time in our future reports filed with the Securities and Exchange Commission.  .Our dependence on the defense industry and the business risks  peculiar to that industry, including changing priorities or reductions  in the U.S. Government or international defense budgets;  .Government regulations and compliance therewith, including  changes to the Department of Defense procurement process;  .Our international operations, including sales to foreign customers;  .Competition, industry capacity and production rates;  .Misconduct of our employees, subcontractors, agents and business  partners;  .The level of returns on postretirement benefit plan assets and  potential employee benefit plan contributions and other  employment and pension matters;  .Changes in interest rates and other factors that affect earnings and  cash flows;  .The mix of our contracts and programs, our performance, and our  ability to control costs;  .Governmental investigations;    .Our level of indebtedness and our ability to make payments on or service our  indebtedness;  .Subcontractor performance;  .Economic and capital markets conditions;  .The availability and pricing of raw materials and components;  .Ability to retain and recruit qualified personnel;  .Protection of intellectual property rights;  .Changes in technology;  .Contingencies related to actual or alleged environmental contamination,  claims and concerns;  .Security breaches and other disruptions to our information technology and  operations;  .Unanticipated changes in our tax provisions or exposure to additional  income tax liabilities; and  .Ability to execute our internal performance plans including restructuring,  productivity improvements and cost reduction initiatives.      Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Agenda  9:30 – 9:35 a.m.   Opening Remarks: Katy Herr, VP, Investor Relations   9:35 – 9:55   Business Overview: David Melcher, CEO and President   9:55 – 10:10   Strategy & Business Development: Bob Durbin, SVP, Strategy & Corporate Development   10:10 – 10:25   Critical Networks: Pam Drew, President, Information Systems   10:25 – 10:40   ISR & Analytics: Christopher Young, President, Geospatial Systems   10:40 – 10:55   BREAK   10:55 – 11:10   Electronic Warfare: Rich Sorelle, President, Electronic Systems   11:10 – 11:25   Aerostructures: Mike Blair, VP and General Manager   11:25 – 11:40   Night Vision and Communications Solutions: Nick Bobay, President   11:40 – 12:00 p.m.   Financial Overview: Peter Milligan, SVP and Chief Financial Officer   12:00 – 12:30   Question & Answer     3   Introduction & Business Overview  David Melcher, Chief Executive Officer and President     Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Investment Highlights   5  .Post-Vectrus spin, well positioned to focus on strategic growth platforms  .Differentiated portfolio with attractive positions in enduring  market segments  .Growing backlog provides visibility  .Proven record of program performance and operational excellence  .Cash generation supports capital allocation strategy    Announced ˜ 10% net share repurchase over 24 months   Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Z:\Images and Photography\ITT Defense Images_Pre 2011\Night Vision Imaes 770.jpg Z:\Images and Photography\iStock Archive\iStock_000000123354Medium.jpg http://www.cars-images.com/images/wallpapers-aircraft-carrier.jpg 6  Exelis Vision   Z:\Images and Photography\ITT Defense Images_Pre 2011\10018086.jpg H:\DocumentsPROJECTS2014-2018 Stratplan (2013)Corp Stratplan\Pix\Composite Aero_01.png http://www.exelisinc.com/solutions/corvuseye1500/PublishingImages/CorvusEye%201500/cover_Image_small.jpg We will be the most agile C4ISR, aerospace  and information solutions provider by  leveraging deep customer knowledge and  technology expertise to deliver affordable,  mission-critical products and services for  our global customers   Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png CyberCommand copy 2.jpg 89614765.jpg Exelis Today   7   Providing Customers With:  Next-generation imaging that  integrates space, airborne and ground  sensors into broader, coordinated  systems with advanced data analytics.  Providing Customers With:  End-to-end, full life-cycle provider  of mission-critical network  development and sustainment  solutions.  Information & Technical Services (I&TS) C4ISR Electronics & Systems (C4ISR)  Geospatial Systems    Information Systems   89614765.jpg plane2.jpg Providing Customers With:   Networked communications and night  vision systems, test and support  capabilities, and interference  mitigation solutions.   Providing Customers With:  Precision composite manufacturing and  assembly solutions for complex aerospace  applications, including primary airframe  and wing structures, and components for  missiles, spacecraft and engines.  Night Vision & Communications  Solutions  Aerostructures  Providing Customers With:  The ability to sense and deny  multispectral threats to manned and  unmanned aircraft, ships, submarines,  ground vehicles and personnel.  Electronic Systems     Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Exelis Geographic Footprint_v2_crop.jpg ˜10,000 employees with strategic presence across the globe  Global Presence   8     Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png 2014E Pro Forma Segment Outlook (1)  9  I&TS  34%  C4ISR  66%  .2014E Adj. Op. Margin: ˜ 11.5%  .Cost Responsive ˜ 75%  .Fixed Price ˜ 25%    Information and Technical Services  (I&TS)  C4ISR Electronics & Systems   (C4ISR)   .2014E Adj. Op. Margin: ˜ 13%  .Cost Responsive ˜ 30%  .Fixed Price ˜ 70%    (1) Excludes estimated Vectrus results and gives effect to spin-related estimated anticipated G&A/tax adjustments in 2014.    Aerostructures  3%  Information  Systems  34%  Geospatial  Systems  21%  Electronic  Systems  28%  Night Vision  & Comm. Soln.  14%   Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Customer and Contract Diversity (1)   2014E Pro Forma Customer Revenue 2014E Pro Forma Contract Type  2014E Pro Forma Contract Position  10 (1) Pro forma to exclude Vectrus   Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Strategic Framework and Strategic Growth Platforms  11   Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Experienced Management Team and Board   12  David F. Melcher  Chief Executive  Officer & President Dave Melcher Pam Drew  Information Systems  Chris Young  Geospatial Systems 07 Rich Sorelle  Electronic Systems  Business Leadership Team  Vince Thomas  Operations  Peter Milligan   Chief Financial  Officer   06 John Procopio  Chief Human  Resources Officer 26 Ann Davidson  Chief Legal Officer,  Corp. Secretary Albritton, David David Albritton  Chief Communications  Officer  Bob Durbin  Strategy and  Corporate  Development  Corporate Leadership Team  Board of Directors  C4ISR I&TS   Mike Blair  Aerostructures  Nick Bobay  Night Vision &  Communications  Solutions  Ralph F. Hake - Chairman  David F. Melcher  Herman E. Bulls  John J. Hamre, Ph.D.  Paul J. Kern  Patrick J. Moore  Mark L. Reuss  R. David Yost  Billie L. Williamson  https://one.exelisinc.com/news/Exelis%20News%20Pictures/1312%20Short%20Report%20HQ/Jeffries%20for%20web.PNG Erica Jeffries  Chief Inclusion & Diversity  Officer   Strategy and Business Development  Bob Durbin, Senior Vice President, Strategy and Corporate Development     Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Market Outlook  Contractor Addressable Markets   2014 – 2017  Outlays   Actions  Focusing on enduring customer needs   Significant reduction in OCO exposure  Focusing on enduring customer needs   Expanding international  footprint/offerings   Investing in composite aerostructures  and select commercial initiatives     14   US DoD Base Budget  Outlays  US DoD Overseas  Contingency Operations  (OCO) Outlays  Other US  Government Outlays  International  Commercial  Portfolio strategy is in line with macro market trends     Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png $0  $100  $200  $300  $400  $500  $600  2014  2015  2016  2017  2018  2019  Base Budget  Base FY15 President’s  Budget   Current $Billions  DOD Budget Outlook  15  Overseas Contingency  Operations (OCO)  Fiscal Year  Overseas Contingency  Operations (OCO)   Actuals Projections   Sequestration Source: OMB March 2014; President’s Budget FY15; Continuing Resolution funding levels; OCO forecast post FY16 reflect Exelis estimates   DoD Topline Budget FY14-19 (Base + OCO)  Base Budget  CAGR  1.6%  * Assumes FY14 Actual Base Budget as base year and 2019 Sequestration level base spending as final year DOD base Budget Authority projected to grow – outlays to follow 2016-2017   DOD Budget Authority   Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png DOD Budget Outlook   16  Voice of the Customer   Customer emphasis on A2/AD, C4ISR, networking and open architectures  “U.S. military will invest as required to ensure its ability to operate effectively in anti-access and  area denial (A2/AD) environments…this will include sustaining undersea capabilities, developing a  new stealth bomber, and continuing efforts to enhance the resiliency and effectiveness of critical  space-based capabilities…”    - Defense Strategic Guidance, January 2012      “If you’re trying to operate in the A2/AD environment, you’re going to look for capabilities that  increase platform ranges, link and extend sensor ranges, extend weapons envelopes, and  maximize stealth. Interoperability and the ability to communicate and share data with our sister  services and key allies and partners are also essential.”    - Chief of Staff Air Force, Mark Welsh      “It’s about capabilities, rebalancing our capabilities, benchmarking our high end capabilities,  such…anti-submarine warfare, electronic warfare, electronic attack. The high technology  capabilities that we’re developing are benchmarked to the Western Pacific.”    - Chief of Naval Operations, Jonathan Greenert      “…will focus on modular and open systems architectures and on getting requirements for new  programs out to industry earlier. We will tear down some of the bureaucratic walls that make  commercial companies loath to partner with the Pentagon and rely more on allies to help in initial  R&D efforts.”    - Secretary of Defense, Chuck Hagel     Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png http://www.cars-images.com/images/wallpapers-aircraft-carrier.jpg http://www.cars-images.com/images/wallpapers-aircraft-carrier.jpg 17 H:\DocumentsPROJECTS2014-2018 Stratplan (2013)Corp Stratplan\Pix\Composite Aero_01.png H:\Documents\_PROJECTS2014-2018 Stratplan (2013)Corp Stratplan\Pix\iStock_000003169170Large-IS ATM.jpg FIIV_079.jpg K:\Strategy Files\Graphics\Jeff selections\Soldier Afghan mountains 110520-A-AR883-030SPC George Hunt.jpg DAY3_Tim_1887-GS nightvision.jpg K:\Strategy Files\Graphics\Jeff selections\Soldier Afghan mountains 110520-A-AR883-030SPC George Hunt.jpg H:\DocumentsPROJECTS2014-2018 Stratplan (2013)Corp Stratplan\Pix\Composite Aero_01.png Strategic Growth  Platforms are  aligned with our  customers’ critical  and enduring  needs   Electronic  Warfare  Critical  Networks   ISR & Analytics  Aerostructures   Strategic Growth Platforms   Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Market Summary & Outlook   18  Legacy Products   Radar& Undersea Systems  Weapons Release  ISR & Analytics   Critical Networks  Electronic Warfare   Aerostructures  Airborne EW   Maritime EW   Ground EW   ISR and Weather Payloads  Data Analytics  Positioning, Navigation & Timing  Air & Space Network Management   Information Solutions   Range Ops & Management   Commercial Aerostructures  Military Aerostructures  Adjacent Markets (eg, Energy)  Exelis investments aligned with global market outlook   Communications Solutions  Night Vision  High Growth   Stable   Declining   KEY   Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Large Fielded Base & Platform-Agnostic Solutions   19  Platform diversification, modernization and aftermarket drive revenue sustainability   Space   Fixed Wing & UAVs   Com’l Aircraft   Rotary Wing   Naval   Ground Vehicles   Soldier Systems   ISR / Weather  ISR / Weather   GPS   B-1B   B-52   C-130   F-15   F-16   F/A-18   EA-18G   F-22   F-35   P-8   UAVs   AH-64   MH-47   CH/MH-53   MH-60   CV-22   UH-60   Surface   Subs   Electronic  Warfare         .   .   .      .   .   .   .         .   .   .   .   .   .   .      .   .   EO/IR Sensing   .         .   .   .   .   .   .   .      .   .   .   .   .   .   .   .      .   .   Navigation      .               .         .      .                        Communications   .                  .               .   .   .   .   .   .         .   .   Antennas   .   .   .   .   .   .   .   .   .   .   .   .   .   .   .   .   .   .   .   Radar &  Acoustics            .                     .         .   .   .   .      Integrated  Structures   .            .   .   .   .   .   .   .   .   .         .   .                   Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Commercial & International Revenue  20   $M  Revenue  by  Market  Revenue by Market   Goal to expand international and commercial to more than 25% of sales  0  100  200  300  400  500  600  700  800  2013  2014E  Commercial  Commercial  •Commercial aircraft composite structures  •Commercial satellites  •Expansion of offerings in adjacent markets    International  International  •Regional focus on Asia Pacific and Middle East  •Emphasis on communications, night vision, radar  and electronic warfare products  •Expansion of global Airport Airside Operations    12% Growth     Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Opportunities for Growth  21   Prospect  Prospect  Qualified  Qualified   Proposal  Proposal  Award  Award  •Ready now, affordable and exportable  offerings  •6 of last 7 quarters have >1 book-to-bill  •Backlog has grown from $6.5B to $6.7B  in 2014  •˜ $10B in opportunities in proposal /  evaluation    Stand-alone Exelis funnel exceeds  $55B   Recent wins, growing backlog and healthy funnel will drive growth   Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Portfolio Actions and Investments   22  Critical  Networks   ISR &  Analytics  Electronic  Warfare  Legacy  Business  Strategic Levers  Strategic Levers   Focused actions and investments to create value over the long term  •Technology investment  •Talent development  •Portfolio shaping  •New business development  •One Exelis    Aero  >70% Strategic Growth Platforms  (1)  >70% Strategic Growth Platforms (1)   (1) Pro form for Vectrus spin-off.   Strategic Growth Platform: Critical Networks  Pam Drew, President, Information Systems Division     Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Critical Networks   24  .Network architecture, design  and enterprise-level  engineering  .Network development &  integration  .Test & Evaluation  .Network Operations  Management & Security  .Data fusion & integration    Capabilities  Capabilities Key Programs  Key Programs   Growth Strategy  Growth Strategy  Differentiators  Differentiators  .FAA network design and  implementation  .In-depth mission expertise  leveraging critical networks  .Operation & sustainment of  NASA & USAF networks    Engineering the Crucial Connections of Modern Life   .Expand organic FAA, NASA &  USAF positions  .Leverage current technologies  and large program expertise to  diversify domestic customer  portfolio  .Expand current air traffic  management solutions  domestically and  internationally  .Continue expansion into critical  infrastructure protection and  public safety markets    .JPL Deep Space Network  .NASA Space  Communications  Network Services  .FAA Automatic  Dependent Surveillance  Broadcast  .USAF Space Launch and  Range Systems  .USAF Space Missile  Defense and Situational  Awareness    Description Goldstone Deep Space Network - Deep Space Station 14.jpg A leader in end-to-end full lifecycle mission critical network solutions   Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Critical Networks New Capabilities, Technologies & Products   25  Unmanned  Systems  •Leverage national surveillance system to enable UAS integration  into the national airspace system  •Expand system integration offering to support underwater  unmanned surveillance systems    High Speed  Network  Integration &  Data     •Full motion video multi-secure solution  •High performance wide area content delivery system  •First to market fully scalable end-to-end IP communications  solution    Precision  Range Maint.  & Sustainment  Lifecycle  •Optimized range management using resource management,  maintenance and other analytics tools  •Integrated range scheduling systems , 3-D modeling, eMaintenance    Airside  Operations   •Leading capabilities in predictive analytics, real-time situational  awareness, operations management, and VOIP communications  •Symphony, OSYRIS AMAN/DMAN, SwitchPlusIP    Air Traffic  Management  •Integrated communications, navigation, surveillance offerings &  advancing automation expertise for future FAA programs  •Global space-based aircraft surveillance via Aireon      Strategic Growth Platform: ISR & Analytics   Christopher Young, President, Geospatial Systems Division     Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Intelligence, Surveillance, Reconnaissance & Analytics (ISR&A)  27 27   .Space based and  airborne imaging and  sensors  .Combined image  science and software  development expertise  .Assured location/timing  fusion elements    Capabilities  Capabilities Key Programs  Key Programs Growth Strategy  Growth Strategy   .Defend and expand superiority in  capture technologies: high- resolution, multi-intelligence  imaging sensors  .Invest in ISR Analytics:  •Ground based data exploitation  •Real-time onboard processing  and analysis  .Invest in positioning, navigation  and timing assurance  .Partner with key commercial  players to drive adjacent  opportunities    .WorldView -3  . GOSAT 2  . GPS III  . Wide Area Airborne  Surveillance (WAAS)  . Autonomous & Real  Time Geospatial  Analytics    http://www.afcea.org/content/sites/default/files/styles/large/public/field/image/GIS-GovtBigData-Hurricane-JAN13.jpg Differentiators  Differentiators  .Ability to weave all the  capabilities together  enabling higher  confidence decisions    Leader in space and airborne sensing, with growing positions in analytics solutions http://launch.geoeye.com/LaunchSite/assets/images/GE2-Home-Page-Rendering.png jag3fade.png MissionControl.png Collecting, processing, analyzing and disseminating geospatial data and information to enable  high confidence decisions for military, civil or commercial applications   Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png ISR&A New Capabilities, Technologies & Products  28   CorvusEye  Airborne  Platform  •Combines sensor technologies for wide area motion imagery and real time  processing in a small, lightweight package for persistent surveillance  applications    Satellite  Technology  Advances  •Migrating our advanced optics, sensor and structures capabilities to  smaller, more cost effective platforms for small satellite market and next  generation large telescope applications    picture  Assured GPS  Technology  •Advancing timekeeping and digital solutions for next-gen GPS  •Developing technologies to protect the GPS signal and restore time –  Signal Sentry; Tempus Rescue    picture   Ground  Sensor  Networks  •Aggregating ground camera data & advanced analytics to extract local  information – Helios  •Entering new markets for connected devices    Emerging  Technologies  •Developing advanced capabilities to measure wind  •Developing cognitive network s – patterns of life analytics  •Developing new stand-off sensing for dangerous materials      Break   Strategic Growth Platform: Electronic Warfare  Rich Sorelle, President, Electronic Systems Division     Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png .IDECM ALQ-214 Airborne  Electronic Protect System  .AIDEWS Integrated Radar  Warning and Electronic  Jamming (International F-16)  .Naval Decoys – Off Board  Electronic Protection  .ANZAC – ES3701 Shipboard  Electronic Support System  .Special Operations Aircraft –  Fixed Wing and Rotary  Electronic Warfare    Electronic Warfare  Capabilities Key Programs Growth Strategy  Differentiators  .Electronic Support (ES):  detecting, locating and  characterizing multiple  threats  .Electronic Protect (EP) and  Attack (EA): defending  against and defeating  multiple threats      .Extend leadership position  through core product  upgrades  .Grow international market  participation through  partnerships  .Invest in differentiated  electronic warfare  technology and small size  weight and power payloads    .Signal processing  algorithms that handle  simultaneous threats in  dense RF environments    31  Leadership in EW Technologies Addressing Our Customers’ Critical Needs  Supporting the warfighter by developing solutions which enable mission success on the  electromagnetic battlefield   Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png New Capabilities, Technologies & Products  Disruptor SRx  Low Size Weight  and Power (SWAP)  EW Architecture  •Provides adaptive architecture for Electronic Warfare missions  throughout the electromagnetic spectrum and addresses  emerging need for Unmanned Systems and multifunction  capability    Cognitive EW  Countermeasures  •Strengthens market position as a premier developer of next  generation advanced Cognitive EW countermeasures against  emerging threats    Signal  Protection  •Protects critical signals from detection and geo-location and  positions Exelis as a provider of Low Probability Intercept (LPI)  technology    Advanced  Decoy  •Directly solves a customer hard problem and positions Exelis to  enter larger expendables market    Celestech  Acquisition  •Maintains Exelis as a key Iridium equipment provider by  expanding capabilities through Iridium NEXT technology    http://www.nrl.navy.mil/tew/images/image4.jpeg 32   Strategic Growth Platform: Aerostructures  Mike Blair, Vice President and General Manager     Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Aerostructures  34  .Automated Material  Placement  .Design, Build and  Assemble    .Technologies and Processes  that enable shorter lead  times in development and  production  .Focus on partnership with  Airbus, Boeing and their Tier  1 suppliers to gain position  and volume on new  platforms    Capabilities  Capabilities Key Programs Growth Strategy  Growth Strategy  Differentiators  Differentiators   .Experience  .Qualifications and  Infrastructure  .Breadth of integrated  capabilities  .State-of-the Industry  lean    Differentiated mid-tier position in commercial and military aerostructures http://lexleader.net/wp-content/uploads/2012/03/F-35C-JSF-turn.jpg F-WWDD Airbus Industrie Airbus A380-861 taken 15. Jul 2012 at Farnborough (FAB / EGLF) airport, United Kingdom by Przemyslaw Burdzinski 737 MAX 7,8,9 artwork Supplier of high performance composite structures and assemblies of the highest quality with  short lead-times in both development and production  .A380  •Main Deck Floor Beam Struts    .787-9/-10  •Fuselage Frames for Section  41 & 43    .B737, 747, 757, 767, 777  •Vacuum Waste Tanks    .CH-53K  •Right & Left Sponsons  •Tail Rotor Pylon  •Horizontal Stabilizer    .F-35 Lightning II  •Outboard Wing Skins  •Fixed Skins & Access Covers  •Blade Seals & Bull Noses        Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Aerostructures New Capabilities, Technologies & Products  35  Automated  Fiber  Placement  •For large, highly contoured surfaces  •Fast material deposition  •Reduced labor and scrap  •High barrier to entry    Contoured  Automated  Tape Laying  •For large surfaces with minimal contour  •Hot drape formed spars and floor beams  •Fastest deposition for carbon fiber material    Struts, Tubes  and Rods  (STaR)  •Struts, mainly metallic, are on every commercial aircraft  •Improved performance and weight compared to legacy parts  •From drawing to prototype product within 4 weeks    Co-cured Hat  Stiffened  Skins  •The current “state-of-the-art” for stiffened wing skins  •Leverages the benefits of composite materials  •Currently being used on several commercial platforms    Braiding &  RTM  •Suitable for high-rate production  •Lower cost structures  •Highly complex geometries  •Vertical integration – braiding and infusion      Night Vision & Communications Solutions  Nick Bobay, President     Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Night Vision & Communications Solutions  Capabilities Key Programs Growth Strategy  Growth through innovation and cross-divisional collaboration  37  Differentiators  .Strong international  relationships  .Strong incumbent  positions with large  installed base  .Image tube expertise    .Operational  excellence  .Pursue international  and commercial  opportunities  .Continue to leverage  synergies across  NVCS and Exelis (e.g.  Individual Soldier  System)    .Cost effective  manufacture of high  reliability products  .Complex electro-optic  system development    .Individual Soldier System  .I2 Sensors & Near Infrared  Fluorescence (NIRF)  .Interference Mitigation  .Networked Systems  .SINCGARS Upgrades    Affordable, mission-critical night vision and communications solutions that enhance  situational awareness and enable rapid decision making   Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png NVCS Innovative Capabilities, Technologies & Products  38  Individual  Soldier  System (ISS)  •New solution provides better night ops situational awareness  •Quality video and messaging streamed to/from each Soldier  •Cross-divisional program between NVCS, GS, and IS    Banded  Digital  Adaptive  Canceller  •Cancellers prevent interference between co-located radios  •New digital canceller is lower cost with more flexibility  •Reduces NRE and recurring costs in custom solutions    Integrated  Comms  •Complete capability offering of comms products  •Provides top-to-bottom solutions for brigade level  •Market-leading voice command and control with data    SINCGARS  Upgrades  •Army leadership committed to retention of >300K SINCGARS  •SideHat provides robust second channel data networking  •Position Location Information available to 400K fielded radios    SATCOM on  the Move  Tri-Band  Antenna  •Upgraded Global SATCOM antenna; X, Ka, Ku band capable  •Less bandwidth antenna leads to greater efficiency  •Reduced size, weight, power and cooling      Financial Overview  Peter Milligan, Senior Vice President & Chief Financial Officer     Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Financial Overview  .Growing backlog supports revenue visibility  .Diversified product, service and customer base  .Aggressive cost management  .Manageable pension requirements  .30%+ dividend payout ratio    Meaningful capital available for deployment  40   Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Growing Backlog Enables Revenue Visibility  .Significant success in the international and  commercial markets  .Book-to-Bill > 1.0x in 6 of the past 7 quarters  .Key awards among multiple dimensions  .Recompete  NASA Deep Space Network  .New Products  Over $100M in orders for the TM-NVG / Individual  Soldier System  .International  Advanced Geostationary Weather Imager to South  Korea / AIDEWS  .Follow-on  Electronic Support Measures for the Royal Australian  Navy / IDECM / GPS III  .Commercial Adjacency  Aerostructures work with Boeing and Airbus      $2.8  $3.0   41  $6.5 $6.7  (1)  (1)  (1) Excludes estimated backlog amounts attributable to Vectrus as of 12/31/13 and 9/30/14.      Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Aggressive Cost Management  .$100M+ in restructuring over the last 3 years  .Since spin-off from ITT,(1)  .Facility locations. 23%      Total footprint (sqft) . 18%; Leased footprint (sqft) . 23%   .Headcount . 25%  .Expanded shared services    .ERP implementation initiated / rationalizing back office systems    Cost structure management enables investment in future growth  (1) Pro forma for Vectrus spin-off 42   Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Investment Strategy (1)  .Increase in 2014 IR&D  .Anticipate continued growth over  the next 3 years  .Targeting ˜ 3.0% of C4ISR revenue    .CapEx down ˜ 50% since 2012  .Declining requirements as ADS-B /  Aero investments wind down  .Lower facility footprint helps drive  savings    (1) Excludes estimated Vectrus results and gives effect to spin-related estimated anticipated G&A/tax adjustments in 2014. 43  IR&D Selling / B&P  M&A CapEx  .Aligning resources to the SGPs  .Investing in infrastructure to enable  cross-collaboration  .Recruiting and deploying the right  talent to engage adjacent markets    .˜ $80M in M&A since ITT spin-off  .Focus to date on “capitalized” R&D  and enhanced distribution channels  .Robust pipeline in evaluation      Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Pension Update  44  .Highway and Transportation Funding Act of 2014 (HATFA)  .Lowers ERISA near-term funding requirements  .Extends timing of CAS recoverable expenses  .Lower cash contributions increase GAAP expense    .Updated mortality tables  .Increases the actuarial liability  .Increases GAAP expense  .Increases CAS recoverable costs      Projected  Pension Expense  Projected Pension Expense  2014 2015 (1)   FAS Expense ˜ $65M ˜ $80M  CAS Expense ˜ $110M (-5%) (2)   ˜ 125M     (1) Pending final year-end true up of pension liability. Incorporates estimates for new mortality tables applied in 2015 and lower  ERISA funding requirements resulting from HATFA implementation.  (2) Reflects lower CAS expense due to retroactive application of HATFA      Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Vectrus Dividend  ($225M)  Uses  of Cash  Uses of Cash 2014  2014   2015  2015   2016  2016   2017  2017   Dividend   Pension     ˜ $150M         ˜ $175-200M          ˜ $150-175M         ˜ $150-175M   M&A            Share  Repurchase     $350M/2-year share repurchase authorization  Capital Allocation  Minimum estimated ERISA Contributions (1)  (˜ $80M/yr.) 30%+ payout ratio  (1) Includes estimated OPEB  Free cash flow projections enable flexible, multi-tier capital allocation strategy  Aligned to Strategic Growth Platform requirements and market  opportunities  45   Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Preliminary 2015 Outlook (1)  Revenue   Stable    Operating Margin   12.0 – 12.5% (2)    EPS . mid-single digits    Free Cash Flow (3)   ˜ $250M     Focused portfolio apparent in 2015 outlook  46  (1)Preliminary 2015 expectations for stand-alone Exelis.  (2)Pending final true-up of pension liability for 12/31/14.  (3)Free Cash Flow = Net Cash Provided by Operating Activities less Capital Expenditures.      Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Summary  .Backlog supports improving revenue trend  .Continual cost improvement  .Increased investment in R&D and Selling  .Strong balance sheet  .Year-end cash balance > $0.5B (1)      47  > $750M FCF generation 2015 – 2017(2) enables value creation  (1)Reflects 2014 expectations for stand-alone Exelis  (2)Free Cash Flow = Net Cash Provided by Operating Activities less Capital Expenditures. Reflects preliminary expectations 2015-2017 for  stand-alone Exelis.      Exelis_PPT_cover2.jpg Select an image that relates to the  presentation subject.   Do not use more than one image!      Changing a photo in the image area   In your menu bar select “View” > “Master” >  “Slide Master”   Go to the Title Slide Master you wish to change   Select the image and delete   Insert new image/photo on page and  crop/resize to fit image area   Once the new image placement is finalized,  select “Arrange” > “Send to back”      Delete these instructions before final use.   Exelis_w_PPT.png Exelis_PPT_cover2.jpg Exelis_w_PPT.png Questions & Answers   Appendix     Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Acronyms & Abbreviations  A2/AD Anti-Access/Area Denial   ENVG   Enhanced Night Vision Goggle   ADS-B   Automatic Dependent Surveillance-Broadcast   EP   Electronic Protect   AIDEWS   Advanced Integrated Defensive Electronic Warfare Suite   EPS   Earnings per Share   AIMS   Advanced Interference Mitigation System   ERISA   Employee Retirement Income Security Act   AMAN   Aircraft Arrival Manager   ERP   Enterprise Resource Planning   ANZAC   Australia Navy and New Zealand Army Corp   ES   Electronic Support   ARC   Adaptive Radar Countermeasures   ES   Electronic Systems   ASCM   Anti-ship Cruise Missile   EW   Electronic Warfare   ATM   Air Traffic Management   FAA   Federal Aviation Administration   B&P   Bid and Proposal   FCF   Free Cash Flow   C4ISR   Command, Control, Communications, Computers,  Intelligence, Surveillance and Reconnaissance Segment   GNOMAD   Global Network on the Move Active Distribution   CAGR   Compound Annual Growth Rate   GOSAT 2   Greenhouse Gases Observing Satellite   CapEx   Capital Expenditure   GPS   Global Positioning System   CLASS   Computational Leverage Against Surveillance Systems   GS   Geospatial Solutions   CNAS   Center for New American Security   HATFA   Highway and Transportation Funding Act   CNO   Chief of Naval Operations   I&TS   Information and Technology Solutions Segment   DARPA   Defense Advanced Research Projects Agency   I2   Image Intensifier   DMAN   Aircraft Departure Manager   IDECM   Integrated Defensive Electronic Countermeasure   DoD   U.S. Department of Defense   INCANS   Interference Cancellation System   DSN   Deep Space Network   IP   Internet Protocol   EA   Electronic Attack   IR&D   Independent Research and Development   ENVG   Enhanced Night Vision Goggle   IS   Information Solutions   EP   Electronic Protect   ISR   Intelligence, Surveillance and Reconnaissance   EPS   Earnings per Share   ISS   Individual Soldier System   ERISA   Employee Retirement Income Security Act   ITAR   International Traffic in Arms Regulations   ERP   Enterprise Resource Planning   JPL   Jet Propulsion Laboratory     50   Exelis_orange_PPTfooter.png Exelis_orange_PPTfooter.png Acronyms  Ka   K-above   Ku   K-under   LPI   Low Probability Intercept   M&A   Mergers and Acquisitions   MiMMC   Microsat Manportable Mission Command   NASA   National Aeronautics and Space Administration   NIRF   Near Infrared Fluorescence   NRE   Non-Recurring Engineering   NVCS   Night Vision & Communications Solutions   OCO   Overseas Contingency Operations   OPEB   Other Postemployment Benefits   RF   Radio Frequency   RFDS   Radio Frequency Distribution System   RTM   Resin Transfer Molding   SATCOM   Satellite Communications   SINCGARS   Single Channel Ground and Airborne Radio System   Srx   Smart Response Transmitter Receiver   STaR   Struts, Tubes and Rods   SWAP   Size, Weight and Power   TM-NVG   Tactical Mobility-Night Vision Goggle   UAS   Unmanned Aerial System   UAV   Unmanned Aerial Vehicle   USAF   United States Air Force   VOIP   Voice over Internet Protocol   WAAS   Wide Area Airborne System   XLS   New York Stock Exchange Symbol for Exelis     51